ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2019
ACCOUNTS RECEIVABLE
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable and allowance for doubtful accounts consist of the following at December 31, 2019 and 2018:

	December 31,	December 31,
	2019	2018
Accounts receivable	$2,165,932	$1,817,767
Allowance for doubtful accounts	(10,774)	(49,963)

Accounts receivable, net	$2,155,158	$1,767,804

Accounts receivables are primarily due from the customers - real estate developers and are recognized and carried at the amount billed to a customer, net of allowance for doubtful accounts, which is an estimate for credit losses based on a review of all outstanding amounts on a periodic basis. The Company maintains an allowance for doubtful accounts which requires significant judgments by management. The Company establishes a provision for doubtful accounts receivable when there is objective evidence that the Company may not be able to collect the receivables when due. The allowance is based on management’s best estimates of specific losses on individual exposures, as well as a provision on historical trends of collections. Based on customers’ credit, business, financial status, payment history, and ongoing relationship, management makes conclusions on whether any balances outstanding at the end of each reporting period will be deemed uncollectible on an individual basis and on an aging trend analysis basis. Accounts receivable balances are written off against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable.

As of December 31, 2019, the Group reserved $10,774 of allowance for doubtful accounts, which was 20% of the accounts receivable  with age more than one year from two customers due to the collectability issues. As of December 31, 2018, the Group reserved $49,963 of allowance for doubtful accounts, which was 20% of the accounts receivable from two customers due to the collectability issues.

Major Customers

For the year ended December 31, 2019, the Group had three major customers (projects). Revenue from each of these customers was over 10% of its total revenue.  Revenue from these top three customers represented approximately 58% of its total revenue, with 31%,  16%, and 11%, respectively, from Taida He Yue Hai, Ge Diao Ping Yuan, and Wanke Xi Lu. The accounts receivable from these three customers (projects) were $192,679,  $185,216, and $377,276, respectively, as of December 31, 2019.

During the year ended December 31, 2018, the Group had four major customers (projects). Revenue from each of these customers was over 10% of its total revenue. Revenue from the Group’s top four customers represented approximately 76% of its total revenue, with 28%,  25%,  12%, and  11%, respectively, from Ge Diao Ping Yuan, Ping Yue Jian Nan, Zi Xi Tai, and Ge Diao Song Jian. The accounts receivable from these four customers were $230,803,  $62,783,  $67,969, and $120,080, respectively, as of December 31, 2018.